FEDERATED SMALL CAP STRATEGIES FUND

A Portfolio of Federated Equity Funds
Class A Shares
Class B Shares
Class C Shares

Supplement to the Statement of Additional Information dated December 31, 2000


Please include in the "Performance Comparisons" section, below "Wilshire 5000 Equity Index" on page 15 of the Statement of Additional Information, the following:

"Wilshire Small Cap Index contains 250 companies screened out of the Wilshire 1750 for their size, sector and trading characteristics. The Index rebalances on a calendar quarter basis and companies are replaced regularly."


                                                                   July 25, 2001



Cusip 314172404
Cusip 314172503
Cusip 314172602

2090129  (7/01)